Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel W. Dowe, President, Chief Executive Officer and Chief Financial Officer, of American Home Food Products, Inc., (the “Company”), pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, certify that:

(A)

The Quarterly Report of the Company on Form 10-Q for the six month period ended November 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) and Section 15(d) of the Securities and Exchange Act of 1934; and

(B)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company for the periods presented therein..

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

By:/s/ Daniel W. Dowe
Daniel W. Dowe
Chief Executive Officer and
Chief Financial Officer

Date:	January 14, 2009